UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2021

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Dolphin Entertainment, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Florida	001-38331	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

 (Address of Principal Executive Offices) (Zip Code)

(305) 774-0407

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 8, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Dolphin Entertainment, Inc. (the “Company”) determined that its previously issued financial statements as of and for the three and nine month periods ended September 30, 2020 (the “Prior Period Financial Statements”), included in the Company’s Form 10-Q for the period ended September 30, 2020, should no longer be relied upon due to an error in accounting for revenue recognition related to certain Statements of Work (“SOWs”) issued under one of the Company’s existing Master Service Agreements (the “Impacted SOWs”), resulting from the Company incorrectly concluding that it is acting as principal in the arrangement. Upon revisiting its analysis of the transaction in conjunction with the preparation of its annual financial statements, management and the Audit Committee determined that under the Impacted SOWs the Company was acting as an agent and that third-party and other out-of-pocket expenses were pass-through expenses, and should not have been recorded as either revenue or direct costs in its consolidated financial statements for the three and nine month periods ended September 30, 2020. Specifically, due to these errors, both revenue and direct costs for the three and nine month periods ended September 30, 2020 were each overstated by $862,710. The Company plans to include financial information detailing the restatement for the three and nine month periods ended September 30, 2020 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

The prior period error had no impact on the Company’s consolidated balance sheet or consolidated statement of cash flows as of and for the nine month period ended September 30, 2020. Furthermore, the error did not change loss from operations, net loss, or loss per share in the Company’s consolidated statements of operations for the three and nine month periods ended September 30, 2020 from the balances previously reported.

The Company expects to continue to report material weaknesses in its internal control over financial reporting as of December 31, 2020.

The members of the Audit Committee and members of management discussed with the Company's independent registered public accounting firm, BDO USA, LLP, the matters disclosed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: April 8, 2021	By:	/s/ Mirta A. Negrini
	Name:	Mirta A. Negrini
	Title:	Chief Financial and Operating Officer